                                                                    EXHIBIT 10.3
================================================================================


                       14% SENIOR DISCOUNT NOTES DUE 2006


                         REGISTRATION RIGHTS AGREEMENT



                            Dated September 23, 1997


                                  by and among



                          UIH AUSTRALIA/PACIFIC, INC.

                                      and

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION



================================================================================

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement is made and entered into this 23rd day of September, 1997, between UIH Australia/Pacific, Inc., a Colorado corporation (the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation (the "Purchaser").

     This Agreement is made pursuant to the Purchase Agreement, dated September 16, 1997, between the Company and the Purchaser (the "Purchase Agreement"). In connection with the transactions contemplated by the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Purchaser and its direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     The parties hereby agree as follows:

     1.   Definitions
          -----------

     As used in this Agreement, the following terms shall have the following meanings:

          Advice:  As defined in the last paragraph of Section 5 hereof.
          ------

          Affiliate:  With respect to any specified person, "Affiliate" shall
          ---------
mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement:  This Registration Rights Agreement, as the same may be
          ---------
amended, supplemented or modified from time to time in accordance with the terms hereof.

          Business Day:  Any day except a Saturday, a Sunday or a day on which
          ------------
banking institutions in the State of New York generally are authorized or required by law or other government action to be closed.

          Company:  As defined in the preamble hereof.
          -------

          Consummate or consummate:  When used to qualify the term "Exchange
          ------------------------
Offer" shall mean validly and lawfully to issue and deliver the Exchange Notes pursuant to the Exchange Offer for all Transfer Restricted Notes validly tendered and not validly withdrawn pursuant thereto in accordance with the terms of this Agreement.

          Consummation Date:  The date that is 30 Business Days immediately
          -----------------
following the date that a Registration Statement relative to an Exchange Offer, commenced pursuant to this Agreement, shall have been declared effective by the SEC.

          Effectiveness Period:  As defined in Section 3 hereof.
          --------------------

          Event Date:  As defined in Section 4(a) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations promulgated by the SEC pursuant thereto.

          Exchange Date:  As defined in Section 2(d) hereof.
          -------------

          Exchange Offer:  An offer to issue, in exchange for any and all of the
          --------------
Transfer Restricted Notes, a like aggregate principal amount at maturity of Exchange Notes, which offer shall be made by the Company pursuant to Section 2 hereof.

          Exchange Notes:  The 14% Series D Senior Discount Notes due 2006 of
          --------------
the Company that are identical to the Notes in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as appropriate, and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

          Exchange Registration Statement:  As defined in Section 2(a) hereof.
          -------------------------------

          Holder:  Each registered holder of any Transfer Restricted Notes.
          ------

          Indemnified Person:  As defined in Section 7(a) hereof.
          ------------------

          Indenture:  The Indenture, dated as of September 23, 1997, between the
          ---------
Company and Firstar Bank of Minnesota, N.A., as trustee thereunder, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Liquidated Damages:  As defined in Section 4(a) hereof.
          ------------------

          Notes:  The 14% Series C Senior Discount Notes due 2006 of the Company
          -----
being issued pursuant to the Indenture.

          Participating Broker-Dealer:  As defined in Section 2(e) hereof.
          ---------------------------

          Paying Agent:  As defined in the Indenture.
          ------------

          person:  An individual, partnership, corporation, trust or
          ------
unincorporated organization, or a government or agency or political subdivision thereof.

          Private Exchange:  As defined in Section 2(c) hereof.
          ----------------

          Private Exchange Notes:  As defined in Section 2(c) hereof.
          ----------------------

          Proceeding:  An action, claim, suit or proceeding (including, without
          ----------
limitation, an investigation or partial proceeding, such as a deposition),whether commenced or threatened.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Notes or the Exchange Notes covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          Purchaser:  As defined in the preamble hereof.
          ---------

          Registration Statement:  Any registration statement of the Company
          ----------------------
that covers any of the Notes or the Exchange Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          Rule 144:  Rule 144 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 144A:  Rule 144A promulgated by the SEC pursuant to the
          ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 158:  Rule 158 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 174:  Rule 174 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 415:  Rule 415 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 424:  Rule 424 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations promulgated by the SEC thereunder.

          Shelf Filing Event:  As defined in Section 3 hereof.
          ------------------

          Shelf Registration:  As defined in Section 3 hereof.
          ------------------

          Shelf Registration Statement:  As defined in Section 3 hereof.
          ----------------------------

          Special Counsel:  Any special counsel to the Holders, the expenses of
          ---------------
which Holders will be reimbursed for, pursuant to Section 6.

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Transfer Restricted Notes:  The Notes, upon original issuance thereof,
          -------------------------
and at all times subsequent thereto, each Exchange Note as to which Section 3(a)(iii)(B) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) the date on which such Note has been exchanged by a person other than a broker-dealer for an Exchange Note pursuant to the Exchange Offer, (ii) a Registration Statement (other than, with respect to any Exchange Note as to which Section 3(a)(iii)(B) hereof is applicable, the Exchange Registration Statement) covering such Note, Exchange Note or such Private Exchange Note has been declared effective by the SEC and such Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (iii) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act or (iv) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Trustee:  The trustee under the Indenture and if existent, the trustee
          -------
under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

          underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

          Warrant Agreement:  The warrant agreement to be entered into by and
          -----------------
between the Company and the Warrant Agent (as defined in the Indenture) pursuant to Section 4.21 of the Indenture.

     2.   Exchange Offer
          --------------

          (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall (A) prepare and, on or prior to 45 days after the date of this Agreement, file with the SEC a Registration Statement relating to the Exchange Offer under the Securities Act with respect to an offer by the Company to the Holders to issue and deliver to such Holders, in exchange for Transfer Restricted Notes (other than Private Exchange Notes, if any), a like principal amount of corresponding Exchange Notes, (B) use its best efforts to cause the Registration Statement relating to the Exchange Offer to be declared effective by the SEC under the Securities Act on or prior to 120 days after the date of this Agreement, and (C) unless the Exchange Offer would not then be permitted by a policy of the SEC, commence the applicable Exchange Offer and use its best efforts to issue, on or prior to the Consummation Date, the Exchange Notes. The offer and sale of the Exchange Notes pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on the appropriate form (the "Exchange Registration Statement") and duly registered or qualified under all applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations of the Exchange Act and state securities or Blue Sky laws. The Exchange Offer and the Private Exchange shall not be subject to any condition, other than that the Exchange Offer and the Private Exchange, as the case may be, does not violate any applicable law or interpretation of the staff of the SEC. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Transfer Restricted Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Transfer Restricted Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 3(a)(iii)(B) hereof applies) pursuant to Section 3 hereof. No securities shall be included in the Registration Statement covering the Exchange Offer other than the Exchange Notes.

          (b) The Company may require each Holder as a condition to its participation in the Exchange Offer to represent to the Company and its counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of its business,
(ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act and (iii) such Holder is not an Affiliate of the Company, or if it is an Affiliate of the Company, it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable.

          (c) If, prior to consummation of the Exchange Offer, the Purchaser holds any Notes acquired by them and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer, the Company upon the request of either the Purchaser or any such Holder shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Purchaser and any such Holder, in exchange (the "Private Exchange") for such Notes held by the Purchaser and any such Holder, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          (d) Unless the Exchange Offer would not be permitted by any applicable law or interpretation of the staff of the SEC, the Company shall commence the Exchange Offer (within the time periods set forth herein) by mailing the related exchange offer prospectus and appropriate accompanying documents, including appropriate letters of transmittal, to each Holder providing, in addition to such other disclosures as are required by applicable law:

               (i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

               (ii) the dates of acceptance for exchange (the "Exchange Date"), which date shall in no event be later than the Consummation Date (unless otherwise required by applicable law);

               (iii) that Holders electing to have a Note exchanged pursuant to the Exchange Offer will be required to surrender such Note or $1,000 integral multiple portion thereof, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

               (iv) that Holders that do not tender all such securities pursuant to the Exchange Offer will no longer have any registration rights hereunder with respect to securities not tendered.

          Promptly after the Exchange Date, the Company shall:

               (i) accept for exchange all Notes or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange; and

               (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, or cause the Trustee under the Indenture to authenticate and mail to each Holder, an Exchange Note or Private Exchange Note, as the case may be, equal in principal amount to the principal amount of the Notes surrendered by such Holder.

          (e) The Company and the Purchaser acknowledge that the staff of the SEC has taken the position that any broker-dealer that owns Exchange Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

          The Company and the Purchaser also acknowledge that it is the SEC staff's position that if the Prospectus contained in the Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration Statement shall also apply to an Exchange Offer to the extent, and with such modifications thereto as may be reasonably requested by the Purchaser or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, as appropriate to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the SEC recited in this Section 2(e); provided
                                                                       --------
that:

               (i) the Company shall not be required to amend or supplement the Prospectus contained in the Registration Statement, as would otherwise be contemplated by this Agreement, for a period exceeding one year after the Consummation Date (as such period may be extended pursuant to the terms of this Agreement relating to a Shelf Registration) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 2(e); and

               (ii) the application of the Shelf Registration procedures set forth in Section 5 of this Agreement to an Exchange Offer, to the extent not otherwise required by the positions of the staff of the SEC or the Securities Act, will be in conformity with the reasonable request to the Company by the Purchaser or by anyone that certifies to the Company in writing that such person anticipates that it will be a Participating Broker-Dealer; and provided further that in connection with such
                        -------- -------
     application of the Shelf Registration procedures set forth in Section 5 of this Agreement to an Exchange Offer, the Company shall be obliged (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Purchaser unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers and (z) to cause to be delivered, if requested, customary "cold comfort" letters from the Company's independent accountants with respect to the Prospectus in the form existing on the Exchange Date and with respect to any subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (f) The Purchaser shall have no liability to any person with respect to any request made pursuant to Section 2(e).

          (g) Interest on the Exchange Notes and the Private Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Notes, from the date of the original issuance of the Notes.

          (h) The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

     3.   Shelf Registration
          ------------------

          (a) If (i) the Company is advised in writing by the staff of the SEC that it is not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy or (ii) the Company has not consummated the Exchange Offer within 150 days of the date of this Agreement or (iii) any Holder notifies the Company within 120 days after the date of this Agreement that (A) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (B) due to a change in law or policy it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) it is a broker-dealer that owns Notes (including the Purchaser who hold Notes as part of an unsold allotment from the original offering of the Notes) acquired directly from the Company or an Affiliate of the Company or (iv) any holder of Private Exchange Notes so requests within 120 days after the consummation of the Private Exchange (each such event referred to in clauses (i) through (iv), a "Shelf Filing Event"), the Company shall cause to be filed with the SEC pursuant to Rule 415 a shelf registration statement (the "Shelf Registration Statement") prior to the later of (a) 90 days after the date of this Agreement or (b) 30 days after the occurrence of such Shelf Filing Event, relating to all such Transfer Restricted Notes (the "Shelf Registration") the Holders of which have provided the information required pursuant to Section 3(b) hereof; provided that if the Company has not consummated the Exchange Offer
             --------
within 150 days of the date of this Agreement, then the Company will file the Shelf Registration Statement on or prior to the 151st day after the date of this Agreement, and shall use its best efforts to have such Registration Statement declared effective by the SEC on or prior to 60 days after such Shelf Registration Statement is required to be filed. In such circumstances, the Company shall use its best efforts to keep the Shelf Registration continuously effective under the Securities Act, until (A) 36 months following the date of this Agreement (subject to extension pursuant to the last paragraph of Section 5 hereof) or (B)if sooner, the date immediately following the date that all Transfer Restricted Notes covered by the Shelf Registration have been sold pursuant thereto (the "Effectiveness Period"); provided that the Effectiveness
                                               --------
Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 and as otherwise provided herein.

          (b) No Holder may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder shall be entitled to Liquidated Damages pursuant to Section 4 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          (c) If Warrants are issued, the Company shall file the Warrant Shelf Registration Statement (as defined in the Warrant Agreement) under the Securities Act covering the Warrant Shares (as defined in the Warrant Agreement) and, if required under applicable law, the Warrants (as defined in the Warrant Agreement) and shall use its best efforts to cause the Warrant Shelf Registration Statement to be declared effective by the SEC on or prior to the date of issuance of the Warrants

     4.   Liquidated Damages
          ------------------

          (a) The parties hereto agree that the Holders will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) the applicable Registration Statement is not filed with the SEC on or prior to the date specified for such filing in this Agreement, (ii) the applicable Registration Statement has not been declared effective by the SEC on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been consummated within 30 Business Days after the date on which the Registration Statement relating to the Exchange Offer was declared effective or (iv) the applicable Registration Statement is filed and declared effective but shall thereafter cease to be effective without being succeeded immediately by any additional Registration Statement covering either the Notes or the Exchange Notes, as the case may be, which has been filed and declared effective (each such event referred to in clauses (i) through (iv), an "Event Date"), the Company agrees to pay, as liquidated damages, and not as a penalty, to each Holder, an additional amount (the "Liquidated Damages") equal to (A) during the first 90-day period beginning on, and including, the Event Date, an amount equal to 0.5% per annum of the Accreted Value (as defined in the Indenture) of Transfer Restricted Notes held by such Holder and (B) during each subsequent 90-day period immediately following the final day of the prior 90-day period, a percentage of the Accreted Value of Transfer Restricted Notes held by such Holder calculated at the rate per annum applicable in the immediately preceding 90-day period plus 0.5%, provided that, the rate at which Liquidated Damages are
                         --------
calculated shall not exceed 2.5% per annum, and, in all cases, ending on, but excluding (w) in the case of clause (i) above, the date on which the applicable Registration Statement is filed, (x) in the case of clause (ii) above, the date on which the applicable Registration Statement is declared effective, (y) in the case of clause (iii) above, the date on which the Exchange Offer is consummated or (z) in the case of clause (iv) above, the date on which the applicable Registration Statement again becomes effective, as the case may be.

          (b) The Company shall notify the Trustee and Paying Agent under the Indenture immediately upon the happening of each and every Event Date. The Company shall pay the Liquidated Damages due on the Transfer Restricted Notes by depositing with the Paying Agent (which shall not be the Company for these purposes), in trust, for the benefit of the Holders thereof, at least one Business Day prior to the applicable payment date specified in the following sentence, sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each May 15 and November 15 to Holders of record of Transfer Restricted Notes on the May 1 or November 1, respectively, next preceding such payment date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Event Date.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by Holders by reason of the happening of any event described in clauses
(i) through (iv) of Section 4(a).

     5.   Registration Procedures
          -----------------------

     In connection with the Company's registration obligations hereunder, the Company shall effect such registrations on the appropriate form available for the sale of the Transfer Restricted Notes or Exchange Notes, as applicable, to
(i) permit the sale of Exchange Notes and (ii) in the case of a Shelf Registration, permit the sale of Transfer Restricted Notes in accordance with the method or methods of disposition thereof specified by the Holders of a majority in aggregate principal amount at maturity of Transfer Restricted Notes, and pursuant thereto the Company shall as expeditiously as possible:

          (a) In the case of a Shelf Registration, no fewer than 5 Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that the Company shall not be deemed to have
                --------  -------
kept a Registration Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in selling Holders of the Transfer Restricted Notes covered thereby not being able to sell such Transfer Restricted Notes pursuant to Federal securities laws during that period (and the time period during which such Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such selling Holders are not able to sell Transfer Restricted Notes). The Company shall not file any such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto which the Holders of a majority of the Transfer Restricted Notes, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

          (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) Notify the Holders of Transfer Restricted Notes to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly (and in the case of an event specified by clause (i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such Person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) in the case of a Shelf Registration, of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Notes or Exchange Notes for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event or information becoming known that makes any statement made in such Shelf Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement, Prospectus or documents so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Notes or Exchange Notes for sale in any jurisdiction, at the earliest practicable moment;

          (e) If a Shelf Registration is filed pursuant to Section 3 hereof and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein, and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be
                          --------  -------
required to take any action pursuant to this Section 5(e) that would, in the opinion of counsel for the Company, violate applicable law;

          (f) Furnish to each Holder, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by each Holder (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

          (g) Deliver to each Holder, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Notes covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of Transfer Restricted Notes and prior to the consummation of the Exchange Offer, use its best efforts to register or qualify or cooperate with the Holders of Transfer Restricted Notes to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Notes or Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Notes or Exchange Notes covered by the applicable Registration Statement;

          (i) In connection with any sale or transfer of Transfer Restricted Notes that will result in such securities no longer being Transfer Restricted Notes, cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes or Exchange Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Notes or Exchange Notes to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two Business Days prior to any sale of Transfer Restricted Notes or Exchange Notes;

          (j) Use its best efforts to cause the offering of the Transfer Restricted Notes and Exchange Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Notes and Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals;

          (k) Upon the occurrence of any event contemplated by Paragraph 5(c)(vi), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Notes or Exchange Notes, as applicable, to provide a CUSIP number for the Transfer Restricted Notes and Exchange Notes, as applicable;

          (m) If a Shelf Registration is filed pursuant to Section 3 hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Transfer Restricted Notes and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are reasonable and customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain an opinion of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the Holders) addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) use its best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings;
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of the Transfer Restricted Notes covered by such Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (n) In the case of a Shelf Registration, make available for inspection by a representative of the Holders of Transfer Restricted Notes being sold, any underwriter participating in any such disposition of Transfer Restricted Notes, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Shelf Registration; provided, however, that such Persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not bound by a confidentiality agreement;

          (o) Provide an indenture trustee for the Transfer Restricted Notes and the Exchange Notes, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer Restricted Notes or the Exchange Notes, as applicable; and in connection therewith, cooperate with the trustee under the Indenture and the Holders, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to their security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Notes are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158;

          (q) In the case of a Shelf Registration, use its best efforts to cause the Transfer Restricted Notes to be rated with the appropriate rating agencies, if so requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes;

          (r) Cooperate with each seller of Transfer Restricted Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

          (s) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Notes and/or Transfer Restricted Notes covered by a Registration Statement contemplated hereby; and

          (t) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Notes by such Holders to the Company in exchange for the Exchange Notes, the Company shall mark, or caused to be marked, on such Transfer Restricted Notes that such Transfer Restricted Notes are being cancelled in exchange for the Exchange Notes; in no event shall such Transfer Restricted Notes be marked as paid or otherwise satisfied.

          The Company may require such seller of Transfer Restricted Notes as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Transfer Restricted Notes as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Transfer Restricted Notes of any seller who fails to furnish such information within a reasonable time after receiving such request.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          In the case of a Shelf Registration pursuant to Section 3 hereof, each Holder agrees by acquisition of such Transfer Restricted Notes that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v) or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Notes covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Notes covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

     6.   Registration Expenses
          ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, fees and disbursements of counsel for the underwriters or Holders or holders of Exchange Notes in connection with Blue Sky qualifications and determination of the eligibility of the Transfer Restricted Notes or Exchange Notes for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority in aggregate principal amount at maturity of Transfer Restricted Notes may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is required by the managing underwriters, if any, or by the Holders of a majority in principal amount of the Transfer Restricted Notes included in or tendered for in connection with any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (plus any local counsel, deemed appropriate by the Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes), in accordance with the provisions of Section 6(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) if required, the fees and expenses of any "qualified independent underwriter" and its counsel, (vii) Securities Act liability insurance, if the Company desires such insurance, and (viii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange.

          (b) In connection with any registration hereunder, the Company shall reimburse the Holders of the Transfer Restricted Notes being registered or tendered for in such registration for the reasonable fees and disbursements of not more than one firm of attorneys representing the selling Holders (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes.

     7.   Indemnification
          ---------------

          (a) The Company agrees to indemnify and hold harmless (i) the Purchaser, each Holder, each holder of Exchange Notes and each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Purchaser, each Holder, each holder of Exchange Notes, each Participating Broker-Dealer or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing indemnity with respect to
                           --------
any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person.

          (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with its written consent, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) In connection with any Registration Statement in which a Holder is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with respect to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such Registration Statement. In any such case in which any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on such Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Indemnified Person, by
Section 7(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Person on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each such Indemnified Person on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each such Indemnified Person on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro
                                                                           ---
rata allocation (even if the Indemnified Person were treated as one entity for
----
such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the net profit received by it in connection with the sale of the Notes contemplated by this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective amount of Notes included in any such Registration Statement by each Indemnified Person and not joint.

     8.   Rules 144 and 144A
          ------------------

     The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit, sales of its Transfer Restricted Notes pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     9.   Underwritten Registrations
          --------------------------

     If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount at maturity of such Transfer Restricted Notes included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10.  Miscellaneous
          -------------

          (a) Remedies.  In the event of a breach by the Company or by a Holder
              --------
of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 4 hereof, the Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  The Company will not enter into any
               --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to any of its debt securities to any person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount at maturity of the then outstanding Transfer Restricted Notes, the Company shall not grant to any person the right to request the Company to register any of their debt securities under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (c)  No Piggyback on Registrations. The Company shall not grant to any
               -----------------------------
of its security holders (other than the Holders in such capacity) the right to include any securities of the Company in any Shelf Registration or Exchange Offer other than Transfer Restricted Notes.

          (d)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority of the then outstanding aggregate principal amount at maturity of Transfer Restricted Notes; provided, however, that, for the
                                          --------  -------
purposes of this Agreement, Transfer Restricted Notes that are owned, directly or indirectly, by the Company or an Affiliate of the Company are deemed not outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount at maturity of the Transfer Restricted Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this
                             --------  -------
sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e)  Notices. All notices and other communications provided for herein
               -------
shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile:

               (i)   if to the Company, as provided in the Purchase Agreement,

               (ii) if to the Purchaser, as provided in the Purchase Agreement, or

               (iii) if to any other person who is then a registered Holder, to the address of such Holder as it appears in the Note register of the Company.

     Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          (f)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

          (h)  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
               ---------------------------------------------------------------
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

          (i)  Severability. The remedies provided herein are cumulative and not
               ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          (k)  Attorneys' Fees.  In any action or proceeding brought to enforce
               ---------------
any provisions of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                    UIH AUSTRALIA/PACIFIC, INC.



                                    By: /s/ Michael T. Fries
                                       -------------------------------
                                       Name:  Michael T. Fries
                                       Title:  Chief Executive Officer

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION



By: /s/ David Posnick
   --------------------------------
   Name:  David Posnick
   Title:  Vice President